SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 18, 2001

STRUCTURED ASSET MORTGAGE INVESTMENTS INC
(Exact name of registrant as specified in charter)

Structured Asset Mortgage Investments Inc. (as Seller under
a Pooling and Servicing Agreement dated as of
September 1, 2001 providing for the issuance by
Structured Asset Mortgage Investments Trust 2001-4 of its
Mortgage Pass-Through Certificates, Series 2001-4)

Delaware (State or other jurisdiction of incoroporation)	333-56240 (Commission File Number)	13-36633241 (IRS Employer Identification No.)

245 Park Avenue, New York, New York 10167 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

                                 N/A
(Former name or former address, if changed since last report.)

Item 5.      Other Events.

Filing of Computational Materials.

           This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Structured Asset Mortgage Investments Trust 2001-4, Mortgage Pass-Through Certificates, Series 2001-4. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                     Exhibits:

Exhibit No.

99.1	Computational Materials of Bear, Stearns & Co. Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: October 19, 2001	By: /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title Vice President

EXHIBIT INDEX

Exhibit	Number Description

99.1	Computational Materials of Bear, Stearns & Co. Inc.